UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2018

CLEARBRIDGE

VALUE TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Value Trust for the twelve-month reporting period ended October 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 1, 2018, ClearBridge, LLC transferred the Fund’s investment management and advisory agreement to ClearBridge Investments, LLC. Both ClearBridge, LLC and ClearBridge Investments, LLC are wholly owned subsidiaries of Legg Mason, Inc. There were no changes to the portfolio managers of the Fund as a result of the transfer, as the portfolio managers serve in the same roles under ClearBridge Investments, LLC. For more information, please see the prospectus supplement dated May 18, 2018.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	ClearBridge Value Trust

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

ClearBridge Value Trust	III

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 23.8% when the period began.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)ii kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	ClearBridge Value Trust

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Value Trust	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term growth of capital. The Fund invests primarily in equity securities that, in our opinion, offer the potential for capital growth. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their issuers’ intrinsic value. Intrinsic value, in our view, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. We take a long-term approach to investing. The Fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size. The Fund may invest in foreign securities, including securities of emerging market issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets finished with strong returns for the twelve-month reporting period ended October 31, 2018, with the S&P 500 Indexi advancing 7.35%. Small-cap stocks struggled, especially toward the end of the reporting period, with the Russell 2000 Indexii edging up 1.85% in total. Growth stocks of both large- and small-market capitalizations outperformed value stocks during the period. The large-cap Russell 1000 Growth Indexiii returned 10.71% besting the Russell 1000 Value Index’siv return of 3.03%, and the small-cap Russell 2000 Growth Indexv returned 4.13% capping the Russell 2000 Value Index’svi 0.59% decline.

The stock market overcame a market correction early in 2018, caused by higher interest rates and fear of increasing inflation, as well as headwinds from prolonged trade disputes in the second and third quarters of 2018. Overall, investors focused on U.S. economic strength and strong earnings growth, which were helped by tax cuts passed at the end of 2017, to push equity markets higher. U.S. equities underwent another correction in October 2018, however, as a mix of trade concerns, higher interest rates and uninspiring financial results from some mega cap tech companies combined to make for a volatile month.

For most of the year, the cyclical sectors most tied to the performance of the U.S. economy led the market. The Information Technology (“IT”) sector was a strong performer during the reporting period. Consumer discretionary stocks also performed well, as low unemployment, gently rising wages and cycle-high consumer confidence created a good environment for discretionary spending. Materials stocks faced cost pressures and underperformed the market.

U.S. economic indicators were uniformly powerful during the reporting period. U.S. gross domestic product (“GDP”)vii growth, as measured by the U.S. Department of Commerce, rose to over 4% in the second quarter of 2018; jobless claims hit a five-decade low. Unemployment was at levels below the commonly accepted non-inflationary rate,

ClearBridge Value Trust 2018 Annual Report	1

Fund overview (cont’d)

putting the Federal Reserve Board (the “Fed”)viii on inflation watch. Capital expenditures also reached the highest level of this business cycle, helped by incentives in the tax reform law. Share repurchases for companies in the S&P 500 were $191 billion in the second quarter of 2018, the highest amount ever.

Seeing a steadily growing U.S. economy with low unemployment and core inflation approaching its 2% target, the Fed raised the federal funds rateix four times during the reporting period. The target range at the end of the reporting period was between 2.00% and 2.25%. The yield on the ten-year U.S. Treasury likewise rose, from 2.3% to 3.1%, and pressured defensive, yield-oriented sectors such as the Consumer Staples, Real Estate and Utilities sectors, which underperformed the market.

Q. How did we respond to these changing market conditions?

A. We are guided by a valuation process that identifies gaps between price and underlying value; during the reporting period we found opportunities in the Energy sector, where industry fundamentals are improving yet expectations embedded in the energy stock prices do not yet reflect our valuation. We added to Fund positions in Kinder Morgan Inc. and Devon Energy Corp. and opened a new position in Halliburton Co. Sales of some Consumer Discretionary sector holdings — of PulteGroup, Inc., Signet Jewelers Ltd. and O’Reilly Auto Parts, for example — although made for stock-specific reasons, reduced the Fund’s overall cyclical exposure. The Fund also reduced Real Estate sector exposure as the sector came under pressure from higher interest rates.

The Fund remained positioned in large-cap drug and biotech stocks, some of which of very high-quality, have fallen to prices that are discounting disruption of legacy cash flows and giving us pipeline optionality at an historic discount. Along these lines, we added a small position in Biogen Inc. during the reporting period. Biogen is the market leader in the multiple sclerosis treatment market and the front runner in the race to conquer Alzheimer’s disease.

We also continued to allocate some capital to non-U.S. names, where the flow of global capital to the U.S. has left cheap optionality in its wake. We added ABB Ltd., a Swiss industrial conglomerate company, for which a strategic reshuffling, as has been suggested by activist investors, would unlock significant value. Near term, the cyclical recovery of industrial production in Europe should drive a better earnings outlook.

Performance review

For the twelve months ended October 31, 2018, Class C shares of ClearBridge Value Trust, excluding sales charges, returned -2.89%. The Fund’s unmanaged primary benchmark, the S&P 500 Index returned 7.35% for the same period. The Russell 1000 Value Index and the Lipper Multi-Cap

2	ClearBridge Value Trust 2018 Annual Report

Core Funds Category Average1 returned 3.03% and 3.43%, respectively, over the same time frame.

Performance Snapshot as of October 31, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Value Trust:
Class A	-3.10%	-2.22%
Class C	-3.43%	-2.89%
Class FI	-3.14%	-2.30%
Class R	-3.27%	-2.55%
Class I	-2.99%	-1.98%
S&P 500 Index	3.40%	7.35%
Russell 1000 Value Index	1.07%	3.03%
Lipper Multi-Cap Core Funds Category Average[1]	0.13%	3.43%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.05%, 1.77%, 1.14%, 1.43% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.80% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 815 funds for the six-month period and among the 781 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge Value Trust 2018 Annual Report	3

Fund overview (cont’d)

at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in four out of the eleven sectors the Fund was invested in for the reporting period (out of eleven sectors in total), with the greatest contributions to returns coming from the IT and Utilities sectors. Stock selection within the Utilities sector contributed most to relative performance, while, in terms of allocation effects, an overweight to the Health Care sector contributed to relative performance. In terms of individual securities, Microsoft Corp., XL Group Ltd., Cisco Systems Inc., AES Corp. and QUALCOMM Inc. were the largest contributors to performance.

Q. What were the leading detractors from performance?

A. Relative Fund underperformance was driven by stock selection and sector allocation effects for the reporting period. In particular, stock selection in the Health Care, Consumer Discretionary, Real Estate and Financials sectors hurt relative performance. In terms of sector allocation, an underweight to the IT sector weighed on relative performance. At the security level, Adient PLC, American International Group, Realogy Holdings Corp., Celgene Corp. and International Business Machines Corp. (“IBM”) were the greatest detractors from returns.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated several new positions during the reporting period, including American International Group, Merck & Co., IBM, NetApp Inc. and General Motors Co. We also eliminated several positions, including Realogy, Adient, Johnson Controls, Stericycle and Hartford Financial Services Group, Inc.

Thank you for your investment in ClearBridge Value Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Sam Peters, CFA

Portfolio Manager

ClearBridge Investments, LLC

Jean Yu, CFA

Portfolio Manager

ClearBridge Investments, LLC

November 20, 2018

RISKS: Equity securities are subject to market and price fluctuations. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Additional risks may include those risks associated with

4	ClearBridge Value Trust 2018 Annual Report

investing in small and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Alphabet Inc. (6.0%), Microsoft Corp. (4.8%), Oracle Corp. (4.3%), Allergan PLC (3.8%), Wells Fargo & Co. (3.6%), Kinder Morgan Inc. (3.6%), Alexion Pharmaceuticals Inc. (3.5%), Exelon Corp. (3.0%), AutoZone Inc. (2.7%) and Synchrony Financial (2.7%). Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2018 were: Financials (17.9%), Health Care (17.6%), Information Technology (16.6%), Energy (9.7%) and Industrials (9.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

[v]

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

vi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

viii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ix

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Value Trust 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and October 31, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communications Services sector.

6	ClearBridge Value Trust 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2018 and held for the six months ended October 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.10%	$1,000.00	$969.00	1.04%	$5.16	Class A	5.00%	$1,000.00	$1,019.96	1.04%	$5.30
Class C	-3.43	1,000.00	965.70	1.73	8.57	Class C	5.00	1,000.00	1,016.48	1.73	8.79
Class FI	-3.14	1,000.00	968.60	1.10	5.46	Class FI	5.00	1,000.00	1,019.66	1.10	5.60
Class R	-3.27	1,000.00	967.30	1.38	6.84	Class R	5.00	1,000.00	1,018.25	1.38	7.02
Class I	-2.99	1,000.00	970.10	0.80	3.97	Class I	5.00	1,000.00	1,021.17	0.80	4.08

ClearBridge Value Trust 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Value Trust 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/18	-2.22%	-2.89%	-2.30%	-2.55%	-1.98%
Five Years Ended 10/31/18	7.24	6.47	7.15	6.84	7.48
Ten Years Ended 10/31/18	N/A	10.15	10.89	10.54	11.21
Inception* through 10/31/18	13.36	—	—	—	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/18	-7.85%	-3.81%	-2.30%	-2.55%	-1.98%
Five Years Ended 10/31/18	5.97	6.47	7.15	6.84	7.48
Ten Years Ended 10/31/18	N/A	10.15	10.89	10.54	11.21
Inception* through 10/31/18	12.67	—	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/2/09 through 10/31/18)	239.27%
Class C (10/31/08 through 10/31/18)	163.02
Class FI (10/31/08 through 10/31/18)	181.03
Class R (10/31/08 through 10/31/18)	172.44
Class I (10/31/08 through 10/31/18)	189.47

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 0.95% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 2, 2009, April 16, 1982, March 23, 2001, December 28, 2006 and December 1, 1994, respectively.

ClearBridge Value Trust 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge Value Trust vs. S&P 500 Index and Russell 1000 Value Index† — October 2008 - October 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge Value Trust on October 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2018. The hypothetical illustration also assumes a $10,000 investment, in the S&P 500 Index and Russell 1000 Value Index. The S&P 500 Index, the Fund’s primary benchmark, is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities). The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Value Trust 2018 Annual Report

Schedule of investments

October 31, 2018

ClearBridge Value Trust

Security	Shares	Value
Common Stocks — 95.1%
Communication Services — 6.0%
Interactive Media & Services — 6.0%
Alphabet Inc., Class C Shares	115,000	$123,828,550	*
Consumer Discretionary — 6.8%
Automobiles — 1.2%
General Motors Co.	650,000	23,783,500
Hotels, Restaurants & Leisure — 0.8%
Melco Resorts & Entertainment Ltd., ADR	1,000,000	16,630,000
Household Durables — 0.6%
Lennar Corp., Class A Shares	300,000	12,894,000
Specialty Retail — 4.2%
AutoZone Inc.	75,000	55,010,250	*
Lowe’s Cos. Inc.	330,000	31,422,600
Total Specialty Retail		86,432,850
Total Consumer Discretionary		139,740,350
Consumer Staples — 2.1%
Food Products — 2.1%
Mondelez International Inc., Class A Shares	1,000,000	41,980,000
Energy — 9.7%
Energy Equipment & Services — 1.0%
Halliburton Co.	600,000	20,808,000
Oil, Gas & Consumable Fuels — 8.7%
Devon Energy Corp.	1,100,000	35,640,000
Kinder Morgan Inc.	4,300,000	73,186,000
Pioneer Natural Resources Co.	250,000	36,817,500
Plains GP Holdings LP, Class A Shares	1,500,000	32,055,000
Total Oil, Gas & Consumable Fuels		177,698,500
Total Energy		198,506,500
Financials — 17.9%
Banks — 5.8%
Citigroup Inc.	700,000	45,822,000
Wells Fargo & Co.	1,400,000	74,522,000
Total Banks		120,344,000
Capital Markets — 2.6%
Intercontinental Exchange Inc.	700,000	53,928,000
Consumer Finance — 2.7%
Synchrony Financial	1,900,000	54,872,000
Diversified Financial Services — 1.3%
Voya Financial Inc.	600,000	26,256,000

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	11

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Value Trust

Security	Shares	Value
Insurance — 5.5%
American International Group Inc.	1,300,000	$53,677,000
Brighthouse Financial Inc.	650,000	25,759,500	*
MetLife Inc.	800,000	32,952,000
Total Insurance		112,388,500
Total Financials		367,788,500
Health Care — 17.6%
Biotechnology — 5.9%
Alexion Pharmaceuticals Inc.	650,000	72,845,500	*
Biogen Inc.	50,000	15,213,500	*
Celgene Corp.	470,000	33,652,000	*
Total Biotechnology		121,711,000
Health Care Providers & Services — 2.1%
Universal Health Services Inc., Class B Shares	350,000	42,546,000
Pharmaceuticals — 9.6%
Allergan PLC	500,000	79,005,000
Bristol-Myers Squibb Co.	400,000	20,216,000
Merck & Co. Inc.	650,000	47,846,500
Mylan NV	1,600,000	50,000,000	*
Total Pharmaceuticals		197,067,500
Total Health Care		361,324,500
Industrials — 9.0%
Aerospace & Defense — 2.2%
Safran SA	100,000	12,881,160	(a)
TransDigm Group Inc.	100,000	33,025,000
Total Aerospace & Defense		45,906,160
Air Freight & Logistics — 1.6%
CH Robinson Worldwide Inc.	375,000	33,386,250
Airlines — 1.9%
Delta Air Lines Inc.	700,000	38,311,000
Building Products — 0.8%
Owens Corning	350,000	16,544,500
Construction & Engineering — 1.3%
Fluor Corp.	600,000	26,316,000
Electrical Equipment — 0.5%
ABB Ltd., ADR	500,000	10,030,000
Machinery — 0.7%
KION Group AG	250,000	14,659,777	(a)
Total Industrials		185,153,687

See Notes to Financial Statements.

12	ClearBridge Value Trust 2018 Annual Report

ClearBridge Value Trust

Security		Shares	Value
Information Technology — 16.6%
Communications Equipment — 2.2%
Cisco Systems Inc.		1,000,000	$45,750,000
IT Services — 1.7%
International Business Machines Corp.		300,000	34,629,000
Semiconductors & Semiconductor Equipment — 2.0%
QUALCOMM Inc.		650,000	40,878,500
Software — 9.1%
Microsoft Corp.		925,000	98,799,250
Oracle Corp.		1,800,000	87,912,000
Total Software			186,711,250
Technology Hardware, Storage & Peripherals — 1.6%
NetApp Inc.		430,000	33,750,700
Total Information Technology			341,719,450
Materials — 2.2%
Metals & Mining — 2.2%
Royal Gold Inc.		600,000	45,978,000
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
American Homes 4 Rent, Class A Shares		1,600,000	33,712,000
Utilities — 5.5%
Electric Utilities — 3.0%
Exelon Corp.		1,400,000	61,334,000
Independent Power and Renewable Electricity Producers — 2.5%
AES Corp.		3,600,000	52,488,000
Total Utilities			113,822,000
Total Common Stocks (Cost — $1,776,807,123)			1,953,553,537
Preferred Stocks — 0.8%
Consumer Discretionary — 0.8%
Automobiles — 0.8%
Volkswagen AG (Cost — $17,021,850)		100,000	16,842,090	(a)
Total Investments before Short-Term Investments (Cost — $1,793,828,973)			1,970,395,627

	Rate
Short-Term Investments — 4.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost — $81,676,592)	1.995%	81,676,592	81,676,592
Total Investments — 99.9% (Cost — $1,875,505,565)			2,052,072,219
Other Assets in Excess of Liabilities — 0.1%			2,269,829
Total Net Assets — 100.0%			$2,054,342,048

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	13

Schedule of investments (cont’d)

October 31, 2018

ClearBridge Value Trust

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

14	ClearBridge Value Trust 2018 Annual Report

Statement of assets and liabilities

October 31, 2018

Assets:
Investments, at value (Cost — $1,875,505,565)	$2,052,072,219
Receivable for securities sold	3,816,119
Interest and dividends receivable	2,304,818
Receivable for Fund shares sold	672,756
Receivable for litigation proceeds	64,801
Prepaid expenses	25,123
Other assets	115,796
Total Assets	2,059,071,632

Liabilities:
Payable for Fund shares repurchased	1,690,789
Investment management fee payable	1,248,653
Service and/or distribution fees payable	1,001,030
Trustees’ fees payable	16,560
Foreign currency overdraft, at value (Cost — $601)	601
Accrued expenses	771,951
Total Liabilities	4,729,584
Total Net Assets	$2,054,342,048

Net Assets:
Par value (Note 7)	$261
Paid-in capital in excess of par value	1,851,560,166
Undistributed net investment income	2,722,970
Accumulated net realized gain on investments and foreign currency transactions	23,493,097
Net unrealized appreciation on investments and foreign currencies	176,565,554
Total Net Assets	$2,054,342,048

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	15

Statement of assets and liabilities (cont’d)

October 31, 2018

Net Assets:
Class A	$432,197,386
Class C	$1,055,441,427
Class FI	$14,342,951
Class R	$11,387,926
Class I	$540,972,358

Shares Outstanding:
Class A	5,646,601
Class C	14,123,426
Class FI	164,793
Class R	132,901
Class I	6,006,976

Net Asset Value:
Class A (and redemption price)	$76.54
Class C*	$74.73
Class FI (and redemption price)	$87.04
Class R (and redemption price)	$85.69
Class I (and redemption price)	$90.06
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$81.21

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

16	ClearBridge Value Trust 2018 Annual Report

Statement of operations

For the Year Ended October 31, 2018

Investment Income:
Dividends and distributions	$38,562,225
Return of capital (Note 1(e))	(3,068,585)
Net Dividend & Distributions	35,493,640
Interest	699,614
Less: Foreign taxes withheld	(56,270)
Total Investment Income	36,136,984

Expenses:
Investment management fee (Note 2)	15,889,450
Service and/or distribution fees (Notes 2 and 5)	12,878,210
Transfer agent fees (Note 5)	1,893,752
Trustees’ fees	335,113
Legal fees	156,929
Fund accounting fees	118,109
Registration fees	109,504
Shareholder reports	66,297
Audit and tax fees	48,502
Custody fees	15,130
Fees recaptured by investment manager (Note 2)	4,466
Miscellaneous expenses	16,798
Total Expenses	31,532,260
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(435,485)
Net Expenses	31,096,775
Net Investment Income	5,040,209

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	23,502,528
REIT distributions	(20,347)
Foreign currency transactions	(47,815)
Net Realized Gain	23,434,366
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(70,308,673)
Foreign currencies	(1,100)
Change in Net Unrealized Appreciation (Depreciation)	(70,309,773)
Net Loss on Investments and Foreign Currency Transactions	(46,875,407)
Decrease in Net Assets From Operations	$(41,835,198)

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	17

Statements of changes in net assets

For the Years Ended October 31,	2018	2017

Operations:
Net investment income	$5,040,209	$4,287,262
Net realized gain	23,434,366	298,984,249
Change in net unrealized appreciation (depreciation)	(70,309,773)	88,682,513
Increase (Decrease) in Net Assets From Operations	(41,835,198)	391,954,024

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,100,038)	(10,200,041)
Decrease in Net Assets From Distributions to Shareholders	(6,100,038)	(10,200,041)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	160,377,389	220,767,991
Reinvestment of distributions	5,722,961	9,741,868
Cost of shares repurchased	(440,440,945)	(438,189,042)
Decrease in Net Assets From Fund Share Transactions	(274,340,595)	(207,679,183)
Increase (Decrease) in Net Assets	(322,275,831)	174,074,800

Net Assets:
Beginning of year	2,376,617,879	2,202,543,079
End of year*	$2,054,342,048	$2,376,617,879
*Includes undistributed net investment income of:	$2,722,970	$3,580,380

See Notes to Financial Statements.

18	ClearBridge Value Trust 2018 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$78.68	$66.88	$64.56	$65.81	$55.63

Income (loss) from operations:
Net investment income	0.42	0.40	0.54	0.43	0.46
Net realized and unrealized gain (loss)	(2.16)	12.06	2.03	(1.45)	10.28
Total income (loss) from operations	(1.74)	12.46	2.57	(1.02)	10.74

Less distributions from:
Net investment income	(0.40)	(0.66)	(0.25)	(0.23)	(0.56)
Total distributions	(0.40)	(0.66)	(0.25)	(0.23)	(0.56)

Net asset value, end of year	$76.54	$78.68	$66.88	$64.56	$65.81
Total return[2]	(2.22)%	18.72%	4.00%	(1.55)%	19.32%

Net assets, end of year (millions)	$432	$488	$405	$127	$125

Ratios to average net assets:
Gross expenses	1.06%	1.04%	1.07%	1.02%	1.02%
Net expenses[3]	1.04 [4]	1.03 [4]	1.06 [4]	1.01 [4]	1.01
Net investment income	0.51	0.53	0.83	0.65	0.75

Portfolio turnover rate	27%	41%	45%	33%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	19

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$76.95	$65.34	$63.28	$64.75	$54.77

Income (loss) from operations:
Net investment income (loss)	(0.13)	(0.13)	0.09	(0.06)	0.00 [2]
Net realized and unrealized gain (loss)	(2.09)	11.81	1.97	(1.41)	10.13
Total income (loss) from operations	(2.22)	11.68	2.06	(1.47)	10.13

Less distributions from:
Net investment income	—	(0.07)	—	—	(0.15)
Total distributions	—	(0.07)	—	—	(0.15)

Net asset value, end of year	$74.73	$76.95	$65.34	$63.28	$64.75
Total return[3]	(2.89)%	17.87%	3.27%	(2.27)%	18.43%

Net assets, end of year (millions)	$1,055	$1,273	$1,295	$1,745	$1,987

Ratios to average net assets:
Gross expenses	1.74%	1.76%	1.77%	1.75%	1.77%
Net expenses[4]	1.72 [5]	1.74 [5]	1.76 [5]	1.74 [5]	1.76
Net investment income (loss)	(0.17)	(0.18)	0.14	(0.09)	0.01

Portfolio turnover rate	27%	41%	45%	33%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

20	ClearBridge Value Trust 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$89.35	$75.75	$73.03	$74.24	$62.70

Income (loss) from operations:
Net investment income	0.42	0.38	0.55	0.41	0.50
Net realized and unrealized gain (loss)	(2.46)	13.69	2.30	(1.62)	11.54
Total income (loss) from operations	(2.04)	14.07	2.85	(1.21)	12.04

Less distributions from:
Net investment income	(0.27)	(0.47)	(0.13)	—	(0.50)
Total distributions	(0.27)	(0.47)	(0.13)	—	(0.50)

Net asset value, end of year	$87.04	$89.35	$75.75	$73.03	$74.24
Total return[2]	(2.30)%	18.62%	3.91%	(1.63)%	19.23%

Net assets, end of year (000s)	$14,343	$14,176	$13,676	$19,233	$38,161

Ratios to average net assets:
Gross expenses	1.13%	1.13%	1.15%	1.11%	1.09%
Net expenses[3]	1.12 [4]	1.12 [4]	1.13 [4]	1.09 [4]	1.07
Net investment income	0.45	0.44	0.76	0.54	0.72

Portfolio turnover rate	27%	41%	45%	33%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$87.99	$74.62	$72.01	$73.43	$61.99

Income (loss) from operations:
Net investment income	0.16	0.16	0.35	0.19	0.22
Net realized and unrealized gain (loss)	(2.40)	13.50	2.26	(1.61)	11.46
Total income (loss) from operations	(2.24)	13.66	2.61	(1.42)	11.68

Less distributions from:
Net investment income	(0.06)	(0.29)	—	—	(0.24)
Total distributions	(0.06)	(0.29)	—	—	(0.24)

Net asset value, end of year	$85.69	$87.99	$74.62	$72.01	$73.43
Total return[2]	(2.55)%	18.32%	3.64%	(1.93)%	18.80%

Net assets, end of year (000s)	$11,388	$13,767	$8,498	$9,455	$10,773

Ratios to average net assets:
Gross expenses	1.42%	1.43%[3]	1.43%[3]	1.42%	1.46%
Net expenses[4]	1.38 [5]	1.36 [3,5]	1.40 [3,5]	1.39 [5]	1.45
Net investment income	0.18	0.19	0.49	0.26	0.32

Portfolio turnover rate	27%	41%	45%	33%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

22	ClearBridge Value Trust 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$92.43	$78.37	$75.55	$76.92	$64.90

Income (loss) from operations:
Net investment income	0.73	0.67	0.81	0.66	0.67
Net realized and unrealized gain (loss)	(2.54)	14.15	2.38	(1.69)	12.00
Total income (loss) from operations	(1.81)	14.82	3.19	(1.03)	12.67

Less distributions from:
Net investment income	(0.56)	(0.76)	(0.37)	(0.34)	(0.65)
Total distributions	(0.56)	(0.76)	(0.37)	(0.34)	(0.65)

Net asset value, end of year	$90.06	$92.43	$78.37	$75.55	$76.92
Total return[2]	(1.98)%	19.00%	4.25%	(1.34)%	19.56%

Net assets, end of year (millions)	$541	$588	$480	$568	$624

Ratios to average net assets:
Gross expenses	0.82%[3]	0.82%[3]	0.83%[3]	0.82%	0.82%
Net expenses[4]	0.80 [3,5]	0.80 [3,5]	0.80 [3,5]	0.80 [5]	0.81
Net investment income	0.76	0.76	1.08	0.85	0.94

Portfolio turnover rate	27%	41%	45%	33%	37%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Value Trust 2018 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Value Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

24	ClearBridge Value Trust 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge Value Trust 2018 Annual Report	25

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Industrials	$157,612,750	$27,540,937	—	$185,153,687
Other common stocks	1,768,399,850	—	—	1,768,399,850
Preferred stocks	—	16,842,090	—	16,842,090
Total long-term investments	1,926,012,600	44,383,027	—	1,970,395,627
Short-term investments†	81,676,592	—	—	81,676,592
Total investments	$2,007,689,192	$44,383,027	—	$2,052,072,219

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2018, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2018, securities valued at $44,383,027 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

26	ClearBridge Value Trust 2018 Annual Report

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge Value Trust 2018 Annual Report	27

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Commission recapture. The Fund had entered into an agreement with State Street Bank, its prior custodian, whereby a portion of commissions paid on investment transactions may have been rebated to the Fund. Such payments were included with realized gain (loss) on investment transactions. During the period November 1, 2017 through March 11, 2018, the Fund did not receive any commission rebates.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$261,195	$(261,195)
(b)	$202,419	(202,419)	—

(a)	Reclassifications are due to book tax differences due to the expiration of a capital loss carryforward from prior year.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge Investments, LLC (“ClearBridge”). (ClearBridge, LLC prior to July 1, 2018. On July 1, 2018 ClearBridge, LLC transferred the Fund’s investment management and advisory agreement to ClearBridge Investments, LLC.) Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays

28	ClearBridge Value Trust 2018 Annual Report

a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual management fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

Prior to December 1, 2017, the Fund paid a management fee at an annual rate as follows: 0.70% of the first $1 billion of average net assets, 0.68% of the next $1 billion of average net assets, 0.65% of the next $3 billion of average net assets, 0.62% of the next $5 billion of average net assets and 0.59% of average net assets over $10 billion.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the sub-administrator to the Fund and provides certain administrative services to the Fund pursuant to a separate sub-administration agreement between ClearBridge and LMPFA. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, ClearBridge, LLC, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees. These expense reimbursements are not subject to recapture.

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.80%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

During the year ended October 31, 2018, fees waived and/or expenses reimbursed amounted to $435,485.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred.

ClearBridge Value Trust 2018 Annual Report	29

Notes to financial statements (cont’d)

In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2019	—	—	—	—	$59,604
Expires October 31, 2020	—	—	—	—	37,629
Expires October 31, 2021	—	—	—	—	14,098
Total fee waivers/expense reimbursements subject to recapture	—	—	—	—	$111,331

For the year ended October 31, 2018, fee waivers and/or expense reimbursements recaptured by ClearBridge, if any, were as follows:

Class I
ClearBridge recaptured	$4,466

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 0.95% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$3,071	—
CDSCs	—	$5,332

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

30	ClearBridge Value Trust 2018 Annual Report

3. Investments

During the year ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$617,838,413
Sales	876,751,767

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,875,505,610	$350,525,181	$(173,958,572)	$176,566,609

4. Derivative instruments and hedging activities

During the year ended October 31, 2018, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 0.95%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$1,199,579	†	$419,896
Class C	11,577,834	†	864,730
Class FI	35,358		22,813
Class R	65,439	†	25,592
Class I	—		560,721
Total	$12,878,210		$1,893,752

†

Amounts shown are exclusive of expense reimbursements. For the year ended October 31, 2018, the service and/or distribution fees reimbursed amounted to $10, $41,327 and $3,118 for Class A, Class C and Class R shares, respectively.

For the year ended October 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$77,832
Class C	239,175
Class FI	2,307
Class R	5,219
Class I	110,952
Total	$435,485

ClearBridge Value Trust 2018 Annual Report	31

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended October 31, 2018	Year Ended October 31, 2017
Net Investment Income:
Class A	$2,498,205	$3,993,640
Class C	—	1,392,059
Class FI	42,779	82,925
Class R	8,859	32,311
Class I	3,550,195	4,699,106
Total	$6,100,038	$10,200,041

7. Shares of beneficial interest

At October 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	160,368	$13,012,019	715,278	$54,149,718
Shares issued on reinvestment	28,277	2,247,414	51,750	3,744,139
Shares repurchased	(748,833)	(61,038,278)	(621,243)	(46,407,727)
Net increase (decrease)	(560,188)	$(45,778,845)	145,785	$11,486,130

Class C
Shares sold	82,034	$6,535,370	136,381	$9,917,538
Shares issued on reinvestment	—	—	18,932	1,348,294
Shares repurchased	(2,498,532)	(198,914,383)	(3,435,927)	(252,117,667)
Net decrease	(2,416,498)	$(192,379,013)	(3,280,614)	$(240,851,835)

Class FI
Shares sold	41,262	$3,836,905	18,612	$1,565,155
Shares issued on reinvestment	471	42,598	1,003	82,486
Shares repurchased	(35,600)	(3,296,528)	(41,504)	(3,508,812)
Net increase (decrease)	6,133	$582,975	(21,889)	$(1,861,171)

Class R
Shares sold	18,804	$1,749,574	75,207	$6,211,505
Shares issued on reinvestment	99	8,817	393	31,915
Shares repurchased	(42,469)	(3,925,269)	(33,017)	(2,784,486)
Net increase (decrease)	(23,566)	$(2,166,878)	42,583	$3,458,934

32	ClearBridge Value Trust 2018 Annual Report

	Year Ended October 31, 2018		Year Ended October 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,414,804	$135,243,521	1,704,547	$148,924,075
Shares issued on reinvestment	36,697	3,424,132	53,467	4,535,034
Shares repurchased	(1,801,763)	(173,266,487)	(1,524,770)	(133,370,350)
Net increase (decrease)	(350,262)	$(34,598,834)	233,244	$20,088,759

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$6,100,038	$10,200,041

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$26,284,965
Other book/tax temporary differences(a)	(68,853)
Unrealized appreciation (depreciation)(b)	176,565,509
Total accumulated earnings (losses) — net	$202,781,621

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

ClearBridge Value Trust 2018 Annual Report	33

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of ClearBridge Value Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Value Trust (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 18, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

34	ClearBridge Value Trust 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Value Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge Value Trust	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

36	ClearBridge Value Trust

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

ClearBridge Value Trust	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	ClearBridge Value Trust

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

ClearBridge Value Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

40	ClearBridge Value Trust

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Value Trust	41

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2018:

Record date:	12/5/2017
Payable date:	12/6/2017
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

42	ClearBridge Value Trust

ClearBridge

Value Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York

Mellon (“BNY”)*

*	Effective March 12, 2018, BNY became custodian.

Transfer agent

BNYMellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

ClearBridge Value Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Value Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Value Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-002/A 12/18 SR18-3496

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2017 and October 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $248,670 in October 31, 2017 and $190,644 in October 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $20,000 in October 31, 2017 and $0 in October 31, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $139,757 in October 31, 2017 and $0 in October 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2017 and $0 in October 31, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2017 and October 31, 2018; Tax Fees were 100% and 100% for October 31, 2017 and October 31, 2018; and Other Fees were 100% and 100% for October 31, 2017 and October 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $160,000 in October 31, 2017 and $678,000 in October 31, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)	(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 26, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 26, 2018